UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 4, 2008

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway Chesterfield, Missouri 63017 (Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

As previously reported in the Registrant’s Current Report on 8-K furnished on August 28, 2008, members of management of the Registrant will make a presentation to investors at the 2008 Keefe, Bruyette & Woods Insurance Conference on Thursday, September 4, 2008. A related written presentation is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with MetLife’s proposed divestiture of its stake in RGA, on August 11, 2008, RGA filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (No. 333-152828), as amended, which includes the exchange offer prospectus. On August 14, 2008, MetLife filed with the SEC a statement on Schedule TO. In addition, RGA has filed with the SEC a registration statement on Form S-4 (File No. 333-151390), as amended, which includes the proxy statement/prospectus dated August 4, 2008 related to the recapitalization. Investors and holders of RGA and MetLife securities are strongly encouraged to read the registration statements and any other relevant documents filed with the SEC, including the exchange offer prospectus dated August 11, 2008 and related exchange offer materials, the tender offer statement on Schedule TO, and the proxy statement/prospectus dated August 4, 2008 relating to the recapitalization, as well as any amendments and supplements to those documents, because they contain important information about RGA, MetLife, and the proposed transactions. The exchange offer prospectus and related exchange offer materials have been mailed to stockholders of MetLife. The proxy statement/prospectus relating to the recapitalization and related transactions has been mailed to shareholders of RGA. Investors and security holders can obtain free copies of the registration statements, the exchange offer prospectus and related exchange offer materials and the tender offer statement on Schedule TO, and the proxy statement/prospectus relating to the recapitalization, as well as other filed documents containing information about MetLife and RGA, without charge, at the SEC’s web site (www.sec.gov). Free copies of RGA’s filings also may be obtained by directing a request to RGA, Investor Relations, by phone to (636) 736-7243, in writing to Mr. John Hayden, Vice President-Investor Relations, Reinsurance Group of America, Incorporated, 1370 Timberlake Manor Parkway, Chesterfield, Missouri, 63017, or by email to investrelations@rgare.com. Free copies of MetLife’s filings may be obtained by directing a request to MetLife, Investor Relations, by phone to (212) 578-2211, in writing to MetLife, Inc., 1 MetLife Plaza, Long Island City, NY 11101, or by email to metir@metlife.com. Neither RGA, MetLife nor any of their respective directors or executive officers or the dealer managers with respect to the exchange offer makes any recommendation as to whether you should participate in the exchange offer.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Such an offer may be made solely by a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. The distribution of this communication may, in some countries, be restricted by law or regulation. Accordingly, persons who come into possession of this document should inform themselves of and observe these restrictions.

Participants in the Solicitation

RGA, MetLife and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from RGA’s shareholders with respect to the proposed recapitalization. Information regarding the directors and executive officers of RGA is included in its definitive proxy statement for its 2008 Annual Meeting of Shareholders filed with the SEC on April 9, 2008. Information regarding the directors and officers of MetLife is included in the definitive proxy statement for MetLife’s 2008 Annual Meeting of Shareholders filed with the SEC on March 18, 2008. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, is set forth in the proxy statement/prospectus dated August 4, 2008 and the prospectus dated August 11, 2008 relating to the exchange offer, each as may be amended from time to time, and other materials to be filed with the SEC in connection with the proposed transactions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are filed as exhibits to this report:

99.1	Written Presentation Materials for 2008 Keefe, Bruyette & Woods Insurance Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reinsurance Group of America, Incorporated

By:	/s/ Todd C. Larson
Todd C. Larson Senior Vice President, Controller and Treasurer

Date:  September 3, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Written Presentation Materials for 2008 Keefe, Bruyette & Woods Insurance Conference

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